Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

FINAL TRANSCRIPT

Conference Call Transcript

VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

Event Date/Time: Mar 08, 2011 / 03:00PM  GMT

CORPORATE PARTICIPANTS

 Glenn Wiener
 GW Communications - IR

 Pat Lavelle
 Audiovox Corporation - President, CEO

 Mike Stoehr
 Audiovox Corporation - SVP, CFO

 John Shalam
 Audiovox Corporation - Chairman

CONFERENCE CALL PARTICIPANTS

 Jim Barrett
 CL King - Analyst

 Richard Greenberg
 Donald Smith & Company - Analyst

 PRESENTATION

Operator

 Good day, ladies and gentlemen, and welcome to today's conference call. My name is Alicia and I will be your operator for today. At this time, all participants are in listen-only mode. Later, we will conduct a question-and-answer session. (Operator Instructions). As a reminder, this conference is being recorded for replay purposes.

I would now like to turn the conference over to your host for today, Mr. Glenn Wiener, of Investor Relations. Please proceed.

 Glenn Wiener - GW Communications - IR

 Good morning and thank you all for joining us today to discuss Audiovox's acquisition of Klipsch. As you know, today's call is being webcast on our website, www.audiovox.com, and can be accessed in the Investor Relations section.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

Before I turn the call over to Pat, I would like to quickly remind everyone that except for historical information contained herein, statements made on today's call and webcast that would constitute forward-looking statements may involve certain risks and uncertainties. All forward-looking statements made are based on currently available information and the Company assumes no responsibility to update any such forward-looking statements. The risk factors associated with our business are detailed in the Company's Form 10-K for the fiscal year ended February 28, 2010.

At this time, I would like to turn the call over to Pat Lavelle. Pat?

 Pat Lavelle - Audiovox Corporation - President, CEO

 Thank you, Glenn, and thank you all for joining us this morning. As you know, a few days, ago we closed on the Klipsch acquisition, and plan to use this call to bring you up to speed on what it means for Audiovox, including the expected financial impact and our strategy moving forward. I know that you all have lots of questions as to how Klipsch fits into our plan, and I will start by providing some clarity around the questions that I have been asked thus far.

With me today on the call is John Shalam, Chairman of Audiovox; Fred Klipsch, Chairman of the Klipsch Group; Mike Stoehr, CFO of Audiovox; Paul Jacobs, President of the Klipsch; Fred Farrar, CFO of Klipsch. And I am sure collectively we can answer any questions that you may have.

The first question that I have received is that is a lot of money. Just what will this acquisition mean to Audiovox shareholders? Klipsch has been and continues to be profitable. The Company has a strong balance sheet, and prior to acquisition had no need for any working capital lines due to the cash they consistently generated from operations.

This acquisition will be immediately accretive to cash flow and EPS, and we are expecting Klipsch to generate sales of approximately $170 million in fiscal 2012, with EBITDA of $25 million.

With our core business and assuming no growth at all, that projects to approximately $720 million to $730 million for the combined businesses. There is potential upside based on market conditions and continued execution of the growth initiatives underway and planned both at Audiovox and Klipsch.

The second most frequently asked question is what happens to Klipsch, how will you integrate them? The Klipsch brand has a great history of quality, and we believe a great future ahead. This acquisition will make sure that that happens. Klipsch will stay true to its legacy of high-end, high-performance products, and we have no intention of changing the product development, the quality standards or the materials that go into the manufacturing of the Klipsch products.

We acquired a very seasoned management team with a highly experienced and respected workforce, which includes a host of R&D professionals who live and breathe audio. We have no planned changes to their approximately 200-person workforce or any aspect of their operations, as they have built a strong foundation that has significant opportunity for profitable growth.

The manufacturing facility based in Hope, Arkansas will remain in place, as will the Company's headquarters in Indiana. The manufacturing facility in the US may lead to new opportunities for us to export Made in America Klipsch products to China and the rest of the world, which is part of our international expansion plan.

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

The many passionate followers of the Klipsch brand should know that we are committed to Klipsch and will provide them with the resources they need to accelerate their growth plans and continue to lead the market in audio innovation. Because it was a private company, many of you may not be aware of some of the more compelling aspects of the acquisition, so I would like to start with a little history.

Klipsch was one of the first loudspeaker companies in the US, founded more than 65 years ago. They are recognized worldwide as a premium audio company, and they are the number one global manufacturer of loudspeakers for audio and home theater today. In fact, their first product, the Klipsch Horn, developed in 1945, is considered to be the finest loudspeaker ever made, and it is still made, a true testament to the innovation Klipsch has and continues to bring to the market.

The Klipsch brand represents more than two thirds of the Company's sales, and according to recent NPD data, holds the number one market position in the US loudspeaker market. Klipsch also was recognized as the number one speaker company, with number one or number two market positions across most of its primary categories. And despite the challenging global economies of recent years, Klipsch has continued to grow its market share.

This acquisition also adds three other high-quality premium speaker brands to our product portfolio, Jamo, Mirage and Energy. Klipsch has a broad variety of products across a number of audio categories, including home theater systems, indoor and outdoor speaker lines, surround sound systems, subwoofers, professional installation products such as Cinema speakers, and several personal audio products that include headphones, iPod docking stations, computer speakers, and more.

Their personal product lines are relatively new and growing rapidly. Their headphone business, iDocks and computer speakers, for example, are the three strong providing categories and represent solid growth channels over the next two to three years, especially as Klipsch develops new models for these markets and enhances its relationships with key large and specialty retailers, and of course, Apple and Best Buy.

With continued development of smaller and thinner video products, delivering premium sound has become more of a challenge for the industry. This bodes well for Klipsch's home theater products. Technology is also changing, creating opportunities. We believe that Klipsch possesses the technology to deliver quality in-ear audio for today's markets, as well as a variety of products not currently in our mix, such as portable devices, smartphones and tablets, areas that represent real growth opportunities when we look ahead.

I frequently have been asked about Klipsch's customers and where their products can be bought. Klipsch has a very impressive global distribution channel and long-standing relationships with most of its customers. In the US, which is roughly 60% of their business, Klipsch is sold at most large retailers, specialty chains, online and through a nationwide distribution network that reaches the professional and commercial installation market that we have previously talked about entering as Audiovox.

In terms of their primary customers, Best Buy is the number one audio speaker retailer in the US, with an estimated 30% market share, and Klipsch is the number one selling speaker brand for them. Klipsch also has the number one position in the speaker category at P.C. Richards and HH Gregg, and they are number two at Magnolia Home Theater, which is the largest specialty audio-video chain in the US, with over 350 locations inside select Best Buy stores. Through Magnolia, Klipsch sells its 40-year-old, affordable audiophile speaker line, Energy, along with Mirage, and collectively, they are the number two position in the store as a channel alternative to the Klipsch brand.

Klipsch also has a very strong national and regional presence with many independent retailers, which is a critical part of their strategy to maintain and grow their leadership position in the speaker market.

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

Klipsch is one of the leading headphone providers to Apple, and recently launched three new SKUs in this category. Apple represents another growth opportunity, as they currently have over 300 storefronts in 11 countries, and have been opening up between 25 and 50 new retail stores per year.

Additionally, with the expected growth of iPhones, iPads, iPods, we will be working to expand this relationship beyond headphones over the coming years.

Klipsch is strongly represented through online retailers with its Energy Take Classic, the number one speaker product on Amazon.com. Other key online partners include Crutchfield.com, Newegg.com and Vann's. They also enjoy a premium position in the installation channel that has been a target market for us for a number of years. Installation products represent approximately 15% of Klipsch's overall sales and are geared to residential contractors, high-end commercial installations, and cinemas.

In residential, the Company has consistently maintained a top-five market position in North America, selling a host of in-wall, in-ceiling and outdoor speakers.

How many of you knew that Klipsch is the speaker brand of choice for Hard Rock Hotels, for Margaritavilles, Chipotle and Muzak, for Regal Cinemas and for Cinepolis, the largest movie exhibitor in Mexico, and a host of other brand-name accounts both domestically and abroad? In fact management estimates that over the past decade over 50% of all new movie theaters in the Americas have installed Klipsch products.

We see the potential for growth in the installation market as one of the more exciting elements of this acquisition long-term. Klipsch continues to be a high-end solution of choice, and our goal will be to provide the resources to make that solution available to the broadest number of customers through new distribution alliances and continued product innovation.

On the international front, currently about 40% of Klipsch's products are distributed outside of the US, and we feel this is a number that can and should grow both on a dollar and percentage basis. The Klipsch, Jamo and Energy brands already enjoy distribution in China and other Asia-Pacific countries, Australia, Russia, in South America and throughout Europe, the Middle East and Africa. And over the coming years, Klipsch will be looking to expand in each of those markets.

Last fiscal year, Europe comprised just over half of Klipsch's international sales, followed by Asia and Canada. Products are sold through key distributors in each country and primarily to the retail markets. Aligning with key distributors is critical for their success, and Klipsch has really expanded its international footprint over the past several years as a result. Today, Klipsch's international presence stands at over 2400 small format retail stores in Europe, over 200 large retailers in Canada and over 160 large retailers in China. Similar to the US markets, Klipsch has strong relationships with both large accounts and several regional retailers in key areas.

Since our first international acquisition of Recoton in 2003 we have build a strong foundation in Europe under Oehlbach, Incaar, Magnat, Heco, Mac Audio and, most recently, with Schweiger. Now with Klipsch and Jamo, we have further enhanced our audio offerings. In total, I expect our international business should be somewhere in the $150 million range next fiscal year and at good margins.

At this time, I am going to turn the call over to Mike so he can cover some of the more significant financials and then we will take your questions. Mike?

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

 Mike Stoehr - Audiovox Corporation - SVP, CFO

 Thanks, Pat. Good morning, everyone. Let me cover the acquisition itself and the financing arrangements we have placed now, as well as some additional cover around Klipsch's financial performance, working capital needs and the impact we expect to Audiovox.

We paid $166 million for this acquisition, plus approximately $7 million in related transaction fees, expenses, which is inclusive of net working capital adjustments, investment banking, attorney and bank line fees. We used approximately $93 million in cash and the rest was funded through a new $175 million asset-based revolving credit facility led by Wells Fargo Capital Finance LLC to complete this transaction.

Following the close of the transaction, we expect to have roughly $95 million in credit available, as well as future cash from operations to meet working capital needs on a go-forward basis. However, note this number will change quarterly based on our working capital needs to support the business.

The ABL borrowing rate is either, at the Company's choice, LIBOR plus 2.25 to 2.75, or base rate plus 1.25 or 1.75, depending on the availability in the borrowing base. Additionally, the Company pledged the joint assets of both Audiovox and Klipsch as collateral.

We received an advance rate on eligible accounts receivable of 85% and an advance rate on eligible inventory, based on the appraised value of the inventory times 85%. Though the Company has to operate with covenants under the loan agreement, the agreement itself does not prevent us from raising capital and executing our strategy to enter new markets.

As we noted in the release, the Klipsch acquisition will be immediately accretive to cash flow and earnings per diluted share as effective as of first of March. Looking ahead, we expect Klipsch to generate approximately $170 million in net sales and $25 million in EBITDA in fiscal 2012. Assuming no growth in our core business, the combined Company should generate approximately $720 million to $730 million in net sales, and we expect to generate between $35 million and $40 million in EBITDA.

If market conditions continue to improve on the mobile side of our business, we believe there is some upside on both our top and bottom line projections. But as Pat has talked about on many of our prior calls, we are still taking a neutral approach with the consumer markets, which includes our core consumer electronics and accessory businesses. If the overall market in CE improves, this too could have a positive impact for both our core business and for Klipsch.

We anticipate that this transaction will provide free cash flow to reduce our loans outstanding. Note, our availability will fluctuate based on the seasonal nature of our business, with the fiscal third quarter being the heaviest selling season.

A few metrics that I know you are focused on. Sales. Based on the current book of business, new programs and new SKUs in the market, we are anticipating modest sales growth for Klipsch over the next fiscal year; again, an estimate of $170 million, with greater opportunities beginning in late fiscal year '12 and beyond.

Margins. Klipsch has historically been a high-margin company because of its premium high-end offerings. We won't provide specifics, but I will say that Klipsch's margins have historically been higher than our accessory business.

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

Expenses. Total annual expenses over the past two years for Klipsch have been approximately $50 million to $55 million per year, and we expect to be in this range for fiscal year '12, barring additional investments in R&D and growth. There could be some integration synergies, for example, in warehousing and shipping expenses, and if there are opportunities to leverage both companies' infrastructure, we will look at it. But our plan is to continue to operate Klipsch on a non-integrated basis.

Profitability. Klipsch has been and continues to be profitable. For the trailing 12 months ended December 31, 2010, EBITDA margins were around 15%. The Company had a strong balance sheet and prior to acquisition had no need for any working capital lines due to the amount of free cash generated from operations.

We are excited to have completed this transaction. I will turn the call back over to Pat now for some closing remarks and we will take your questions. Pat?

 Pat Lavelle - Audiovox Corporation - President, CEO

 Okay, thank you, Mike. With Klipsch, we believe we acquired a leading audio brand with leading domestic market share and significant opportunities to expand internationally. They have proven products and a history of innovation along with a growing customer base that combines with some long-standing distribution partners. Their global distribution and developed supply chain are also highly attractive assets. And with adequate resources, there are many new channels for them to expand into, details of which we will share down the road.

With that said, as with any acquisition, we will look for efficiencies and operational synergies, providing them with the resources they need to continue to invest in innovation, enhance their distribution and expand their geographic footprint. Over time, we will look for ways to introduce the Klipsch brand into some of our distribution channels where they do not yet have a presence, like automotive. And we will look for ways to expand Audiovox business into the CEDIA channel through the Klipsch distribution network.

We acquired approximately $170 million in sales at margins higher than our core business and a profitable company with a history of strong operating performance. This is a very promising milestone for us, and we trust that you all will share our enthusiasm as Klipsch should help us to generate higher returns for shareholders both near- and long-term. I would like to thank you in advance for your continued support, and at this time, we will open the call up for questions.

 QUESTION AND ANSWER

Operator

 (Operator Instructions). Jim Barrett, CL King.

 Jim Barrett - CL King - Analyst

 Good morning, everyone. Pat, could you start off by telling us, was this an auction process?

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

 Pat Lavelle - Audiovox Corporation - President, CEO

 Yes, we were in competition with -- in the beginning, from what I understood, eight other firms.

 Jim Barrett - CL King - Analyst

 I see. And could someone -- I mean obviously, we are still in the midst of a recession. Can someone tell me what the peak revenues and EBITDA margins were for Klipsch, if we look backwards as opposed to forwards?

 Pat Lavelle - Audiovox Corporation - President, CEO

 Yes. The peak revenues were just over $200 million. And throughout the recession, the Company was impacted in three areas. Obviously, they felt the drop in residential construction, which impacted the sales there. They embarked on a campaign to rationalize the SKU count in some customers, and that impacted sales as well. And then there was the typical softness at retail. But the Company is more profitable today, coming out of the recession, than they were the year before the recession started.

 Jim Barrett - CL King - Analyst

 Interesting. And then I think you made the mention that the products are generally made domestically?

 Pat Lavelle - Audiovox Corporation - President, CEO

 No, no. There is a manufacturing facility, and it was the original manufacturing facility based in Hope, Arkansas. A majority of the products are made overseas. The higher-end products -- most of the higher-end products and the cinema products are manufactured in Hope, Arkansas.

 Jim Barrett - CL King - Analyst

 Okay. And then last, Mike, just an accounting question for you. The $25 million of EBITDA, how much depreciation and D&A do you expect to be related to that? And I take it the ongoing capital expenditures are modest.

 Mike Stoehr - Audiovox Corporation - SVP, CFO

 I will answer the capital -- yes, for both firms, our capital expenditures are not that great, based on the nature of our business. And number two, we don't -- we will probably pick up some amortizing intangibles on this [and we like to] -- at this point, I am doing the valuations.

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

 Jim Barrett - CL King - Analyst

 Okay, so that is still a work in process?

 Mike Stoehr - Audiovox Corporation - SVP, CFO

 Yes.

 Jim Barrett - CL King - Analyst

 Okay, well, thank you all very much.

Operator

 (Operator Instructions). There are no further questions at this time. One moment. You do have a follow-up question from the line of Jim Barrett.

 Jim Barrett - CL King - Analyst

 Well, Pat, I will get back on, and I did want to better understand the competitive set. Who does Klipsch specifically compete against in its key categories or key channels?

 Pat Lavelle - Audiovox Corporation - President, CEO

 When we look at retail, they would compete against Polk, Definitive Technology, Bose and B&W. And then in the commercial side, they would compete with a number of nonbranded companies or brands where the installation is key.

 Jim Barrett - CL King - Analyst

 Okay. Has there been any material change in the competitive dynamics over the last several years?

 Pat Lavelle - Audiovox Corporation - President, CEO

 No, nothing more than Klipsch increasing their market share.

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

 Jim Barrett - CL King - Analyst

 Okay. So the general trend has been one of improving market share?

 Pat Lavelle - Audiovox Corporation - President, CEO

 Improving market share. And what we also see what is happening now within the audio business, especially at retail, when you look at the newer video offerings coming from the video suppliers, the screens and the panels are getting very thin, to the point where they cannot generate any real sound out of them. And in order to enjoy the total experience of a 3-D film, it is not only the video; you need the audio with it. And what we are seeing is a resurgence in audio and audio components.

This was picked up recently in TWICE Magazine, where they did an article where it is clear that audio is becoming the category in which a lot of the retailers are looking to boost their sales.

 Jim Barrett - CL King - Analyst

 That's interesting. Okay. Well, that clarification is helpful. Thank you very much.

Operator

 Richard Greenberg, Donald Smith & Company.

 Richard Greenberg - Donald Smith & Company - Analyst

 Hey, Mike, just a couple numbers questions. Have you done any initial estimate or can you provide any number on what the total goodwill and intangibles are going to be from the deal?

 Mike Stoehr - Audiovox Corporation - SVP, CFO

 Right now, just taking the basic, probably $100 million plus.

 Richard Greenberg - Donald Smith & Company - Analyst

 Okay. And then on interest expense, you previously probably would have been running $3 million or $4 million interest income per year. That is now going to go to interest expense. Do you have an estimate on what that is to be for the Company?

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

 Mike Stoehr - Audiovox Corporation - SVP, CFO

 You can look in the range of $2 million to $3 million.

 Richard Greenberg - Donald Smith & Company - Analyst

 Okay. And also, I'm a little confused. I think -- I don't have all the numbers in front of me, but I think without -- or your fiscal year ended would have been around $580 million in revenues. And if this is $170 million, that would lead you to about $750 million. And yet you guys are talking $720 million to $730 million. And even on the initial -- when you first announced the deal, you were talking $742 million, I think was the numbers. Now you have kind of come down. What has changed in all that?

 John Shalam - Audiovox Corporation - Chairman

 A more conservative approach. As you know, there are still uncertainties in the marketplace. We don't know what the impact -- what the price of oil and gas is going to do at retail and to the consumer, so it is a more conservative approach.

 Richard Greenberg - Donald Smith & Company - Analyst

 Okay. But overall, I mean, just given that auto sales are going from 11.5 million to projected, say, 13 million, that should be a better market for you guys, right?

 Pat Lavelle - Audiovox Corporation - President, CEO

 We anticipate that the automotive business will continue to grow, but there is -- as we all know, once gas gets over $4 a gallon, there is an impact on SUV sales. And at our OEM business, that is the bulk of our product sales, are on SUVs. So we do expect that this recent run-up in oil prices will have some impact on our automotive business.

 Richard Greenberg - Donald Smith & Company - Analyst

 Okay. And then just finally, Pat, if you guys had worked your way up to close to 20% gross margin prior to this acquisition, and I guess hoping to keep it there, do you have any sense of how much of a kick this could give to gross margins?

 Mike Stoehr - Audiovox Corporation - SVP, CFO

 We will be north of 20.

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

 Richard Greenberg - Donald Smith & Company - Analyst

 Okay. Nothing more specific? I mean, an extra 1%, 2%?

 Mike Stoehr - Audiovox Corporation - SVP, CFO

 Well, one of the things, Rich, we would like to hold that for the earnings call that we are going to have when we do the 10-K, which will come out with the whole Company put together for the fiscal year.

 Richard Greenberg - Donald Smith & Company - Analyst

 Okay, guys. Great, thanks.

 John Shalam - Audiovox Corporation - Chairman

 Rich, this is John Shalam. Aren't you happy now that we did not do a distribution of cash or buy back stock all these past years, as you had been pressing me to do?

 Richard Greenberg - Donald Smith & Company - Analyst

 That's a longer discussion, John. That remains (multiple speakers) -- I don't think I am happy that we've just added $5 plus to goodwill and intangibles. You have destroyed a lot of tangible book value from this. So there is a lot to prove from our perspective, but I wish you all the luck.

 John Shalam - Audiovox Corporation - Chairman

 I appreciate it. Thanks very much.

Operator

 At this time, you have no further questions.

 Pat Lavelle - Audiovox Corporation - President, CEO

 Okay. I hope you found today's call informative and I thank you all for your interest in Audiovox. I wish you all a good day.

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Final Transcript
Mar 08, 2011 / 03:00PM GMT, VOXX - Audiovox Completes its Acquisition of Audio Leader Klipsch - Conference Call

 John Shalam - Audiovox Corporation - Chairman

 Thank you.

Operator

 Ladies and gentlemen, that concludes today's conference. Thank you for your participation. You may now disconnect. Have a great day.

DISCLAIMER

Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies mayindicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION  PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

©  2011 Thomson Reuters. All Rights Reserved.

[Missing Graphic Reference][Missing Graphic Reference]

THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.THOMSON REUTERS STREETEVENTS  |  www.streetevents.com  |  Contact Us

© 2011 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.